Putnam
Municipal
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-03

[GRAPHIC OMITTED: BANK]

[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. We are pleased to report that Putnam Municipal Income Fund's results at net asset value for the six months ended September 30, 2003, outperformed both the fund's benchmark index and its Lipper category average. You will find the details on the facing page.

As you will read in the following report, your fund's management team attributed the performance to strength in the portfolio's lower-rated higher-yielding bonds and airline-related industrial development bonds. A more positive investor mood also helped. It is worth noting as well that these favorable results were achieved in conjunction with strategies designed to help minimize price volatility. In its report, the management team discusses the fund's semiannual performance and offers its view of prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003


Report from Fund Management

Fund highlights

 * Putnam Municipal Income Fund's total return for the six months ended September 30, 2003, was 3.61% for class A shares at net asset value and -1.32% at public offering price.

 * Due in part to improving performance by lower-rated bonds -- particularly airline-related holdings -- the fund's results at net asset value outperformed its benchmark, the Lehman Municipal Bond Index, which returned 2.66% for the period.

 * These results at net asset value were also ahead of the average for its Lipper category, General Municipal Debt Funds, which was 2.57%. We attribute this to the strength of the lower-rated bonds as well as strategies designed to minimize price volatility during the period.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

In the spring of 2003, for the first time in many months, the high-yield municipal bond market began to deliver stronger performance than the investment-grade market. This signaled a positive change in investor sentiment that translated into stronger performance for your fund. The holdings that performed best during the period were airline-related industrial development bonds (IDBs) -- positions that had hurt the fund in the past -- but whose prices rebounded as the economy showed signs of renewed growth.

The shifts we made in the fund's duration -- a measure of interest-rate sensitivity -- also contributed to results. By shortening duration, we reduced the fund's sensitivity to the negative effects of rising rates on bond prices. Although this reduced the fund's ability to benefit from the price rally when interest rates fell during the period, it also provided protection when rates rose again sharply. Another positive contributor was our decision at the end of July to close out the cross-market arbitrage position we had established in an earlier period, allowing the fund to lock in profits, as discussed further on page 3.

FUND PROFILE

Putnam Municipal Income Fund seeks to provide as high a level of income free from federal income tax as is consistent with preservation of capital. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds and higher-yielding, lower-rated municipal bonds that give the portfolio higher income potential. The fund may be suitable for investors who are seeking tax-exempt income and are willing to accept the risks associated with below-investment-grade bonds.


Market overview

Municipal bond yields and prices (which rise as yields fall) changed direction twice during the first half of your fund's 2003 fiscal year. In April, as the fiscal year began, weak economic data and the Federal Reserve Board's concern about deflation encouraged higher bond prices and falling yields. This trend prevailed through mid June, but reversed when better-than-expected economic data emerged and demand for bonds cooled, resulting in lower bond prices and higher yields. During September, unfavorable figures on housing and joblessness clouded the economic outlook, and yields receded again, with a corresponding increase in price.

At the beginning of the period, the spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, was small. Thus, the ratio of municipal yields to Treasury yields was unusually high. By the end of September, this muni/Treasury yield ratio fell back toward its long-term average, with 10-year municipals yielding about 85% of comparable 10-year Treasuries. In general, the difference between yields of high- and low-quality municipal bonds also narrowed during the period, reflecting growing investor demand for the higher yields that lower-quality bonds offered. As the economy improved and fear of airline bankruptcies faded, airline-related industrial development bonds (IDBs) rebounded strongly, and outperformed most other municipal bonds.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 9/30/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index                                             2.66%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                             2.35%
-------------------------------------------------------------------------------
Lehman Government Bond Index                                            1.72%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(U.S. Treasuries maturing in 1-10 years)                                1.57%
-------------------------------------------------------------------------------

Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     18.45%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 20.75%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                37.14%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 9/30/03.
-------------------------------------------------------------------------------


Strategy overview

We shortened the portfolio's duration (a defensive move that reduced its sensitivity to changes in interest rates) in April and May, after taking similar steps in early 2003. We did this because interest rates had fallen to historically low levels and we believed they were more likely to rise than fall. Since rising rates reduce the value of older, lower-yielding bonds, our conservative duration stance helped preserve portfolio value when rates rose sharply between mid June and the end of July. We resumed a more neutral duration in August and September, as interest rates hovered in a narrower range and we no longer anticipated a dramatic uptick.

In late July, we closed out the cross-market arbitrage position we had established in an earlier period, which we discussed in the annual report this March. You may recall that we sought to take advantage of a market anomaly in which municipal bond yields, which are generally tax exempt, were nearly as high as comparable taxable Treasury yields. We bought intermediate-term municipal bonds and sold 10-year Treasury futures contracts, anticipating that the muni/Treasury yield ratios would revert to their historic norms and create an opportunity for gain. In fact, the yield ratios did fall and a loss in value of the municipal bonds was more than offset by a gain in the value of the Treasury futures position. We sold the municipal bonds and bought back the Treasury futures contracts, thereby ending the trade and locking in a profit for the fund.

We continued to diversify the fund's high-yield holdings. As strong demand for higher-yielding municipal bonds pushed prices higher, the fund reduced the size of a number of positions and eliminated some completely. We established new positions in different high-yield bonds. Lastly, we reduced the fund's exposure to airline-related IDBs, selling into strength as they rebounded.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS AS OF 9/30/03]

TOP SECTOR WEIGHTINGS AS OF 9/30/03

                                 as of 3/31/03                 as of 9/30/03

Health care/hospitals                18.7%                           21.8%

Utilities                            17.5%                           16.9%

Transportation                        9.7%                           5.1%

Education                             3.5%                           4.9%

Manufacturing                         2.9%                           3.3%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund's top performers during the period were airline-related industrial development bonds (IDBs). This type of municipal bond is usually issued to finance local expansion by various businesses, and is backed by revenues from the companies benefiting from the financing. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group. Especially since the terrorist attacks of September 11, 2001, airline-backed IDBs (generally issued to finance airport facility expansion) have been severely affected by declining air traffic, high fixed costs, and high-profile bankruptcies. As the prospects for economic recovery improved, the airline companies improved and concerns about bankruptcies diminished. This led to a sharp price recovery for these bonds and we used this opportunity to trim the fund's airline-related holdings. These included airport facility improvement bonds issued in Arkansas, California, Illinois, and Washington State for Northwest Airlines, United Airlines, and American Airlines. Since all these bonds have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress. We believe the airline industry will continue to recover with the economy, but we also see potentially greater opportunities in other market areas.


[GRAPHIC OMITTED: pie chart PORTFOLIO CREDIT QUALITY]

PORTFOLIO CREDIT QUALITY

Aaa/AAA -- 41.1%

Aa/AA -- 3.1%

A -- 13.6%

Baa/BBB -- 18.7%

Ba/BB -- 11.8%

B and below -- 8.5%

Other (VMIG1/A-1+) -- 3.2%

Footnote reads:
As a percentage of market value as of 9/30/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another factor influencing performance during the period has been our efforts to expand the fund's diversification and capitalize on increased market demand for higher-yielding municipal bonds. For example, the fund reduced a large position that it had in Johnson City, Tennessee Health and Educational Facilities for Mountain States Health -- the primary hospital system in Tennessee. The fund had $10 million in these bonds, which were issued with a coupon of 7.50%, maturing in 2025 and rated Baa2 by Moody's. We sold off some of the bonds and used the proceeds to diversify into comparable issues in other states, including $2 million worth of bonds issued by New Jersey Health Care Facilities Financing Authority for Somerset Medical Center. Somerset has a dominant market share in a prosperous, growing market area, and we believe the expanded services should improve the facility's financial results long term. The issue we purchased had a coupon of 5.50%, matures in 2033, and was rated Baa2 by Moody's. We also bought $3 million of bonds issued by South Carolina Jobs Economic Development Authority for Palmetto Health Alliance. Palmetto has a capable management team and a dominant market share in Columbia, South Carolina, and the surrounding region. The new bonds will refund all of Palmetto's existing bond debt and fund construction of a 123-bed heart hospital. The series we purchased has a coupon of 6 3/8%, matures in 2034, and is rated Baa2 by Moody's.

We have also been diversifying into some real estate development bonds, which gives the fund a presence in an additional industry. These issues are relatively hard to come by and the deals are relatively small for a fund of this size, but our analysts' experience in this market is of value here. Two recent real estate development purchases are bonds issued by Veranda West Community Development, located in Lee County, Florida and Ladera Ranch, a development in Orange County California. The Veranda bonds have a coupon of 5.25%, maturing in 2008, and the Ladera Ranch bonds offer 5.55%, maturing in 2033. In both cases, the developers purchased a large tract of land and are using the proceeds from the bond issue to put in such municipal improvements as roads, sewers, and street lighting. At this point, taxes paid by the developers fund the bond. The developers plan to sell large chunks of land to home-building contractors who create developments ranging in size from a few homes to a few hundred. At that point, the builders' taxes fund the bond's interest payments. As people buy the new homes, their taxes will pay the interest on the bonds, spreading out risks still further. Since these issues are not rated, we are careful about which developments and developers we chose.

The past several months have been positive for the bond market as a whole, including municipal bonds. However, not everything has gone up. For example, bonds issued by Louisiana Public Facilities Authority for Lake Charles Memorial Hospital that we bought in 2000 have done poorly because the hospital is experiencing financial difficulties. They used the proceeds of the bond issue to build a new facility and were preparing to move into it when they discovered they had underestimated both their expenses and the size of their competition. However, an outside consulting firm the hospital hired has provided ideas on how they can cut costs, and management has been implementing the suggestions with some success. The bonds have a coupon of 8 5/8s maturing in 2030, but now carry a rating of CCC, meaning they are extremely high risk. For the time being, we are holding the bonds and watching the situation carefully.

Sometimes when an issue gets into financial difficulties, the best course of action may be to sell at a loss in an effort to avoid having to sell later at an even greater loss. A recent example is Las Vegas Monorail Revenue Bonds, which have a coupon of 7 3/8s and mature in 2040. We bought these bonds in 2000 when they were issued to finance a monorail intended to carry passengers between casinos. Its expected completion date is 2004, but we became concerned because the original projections for debt coverage were based on estimates of ridership made before September 11, 2001. Given the ensuing decline in travel and the slumping economy, we decided it was more prudent to sell the issue rather than wait to see if the outlook might improve.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of team are David Hamlin (Portfolio Leader), Richard Wyke
(Portfolio Member), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), and James St. John (Portfolio Member).



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we could experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall. Given this degree of uncertainty, at this time we have positioned the fund's duration at neutral, relative to its benchmark. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as we believe the relationship between them is now near the long-term average. We expect that the credit quality of general obligation municipal bonds will remain under pressure, because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposures.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.



Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


----------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
----------------------------------------------------------------------------------------------------------

                          Class A               Class B               Class C               Class M
(inception dates)        (5/22/89)              (1/4/93)              (2/1/99)             (12/1/94)
----------------------------------------------------------------------------------------------------------
                       NAV        POP        NAV        CDSC        NAV        CDSC        NAV        POP
----------------------------------------------------------------------------------------------------------
6 months              3.61%     -1.32%      3.30%      -1.70%      3.11%       2.11%      3.48%      0.11%
----------------------------------------------------------------------------------------------------------
1 year                3.68      -1.25       3.06       -1.87       2.79        1.80       3.42       0.02
----------------------------------------------------------------------------------------------------------
5 years              21.28      15.50      17.82       15.96      16.35       16.35      19.78      15.83
Annual average        3.93       2.92       3.33        3.01       3.07        3.07       3.68       2.98
----------------------------------------------------------------------------------------------------------
10 years             61.85      54.18      52.64       52.64      49.55       49.55      57.52      52.38
Annual average        4.93       4.42       4.32        4.32       4.11        4.11       4.65       4.30
----------------------------------------------------------------------------------------------------------
Annual average
(life of fund)        6.62       6.27       5.90        5.90       5.80        5.80       6.29       6.04
----------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.



-----------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
-----------------------------------------------------------
                      Lehman         Lipper General
                     Municipal       Municipal Debt
                       Bond          Funds category
                      Index            average*
-----------------------------------------------------------
6 months               2.66%             2.57%
-----------------------------------------------------------
1 year                 3.90              2.90
-----------------------------------------------------------
5 years               31.74             23.11
Annual average         5.67              4.23
-----------------------------------------------------------
10 years              79.58             62.16
Annual average         6.03              4.94
-----------------------------------------------------------
Annual average
(life of fund)         7.29              6.52
-----------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 9/30/03, there were 304, 294, 219, and 113 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/03
-----------------------------------------------------------------------------------------
                                    Class A       Class B       Class C       Class M
Distributions (number)                 6              6            6             6
-----------------------------------------------------------------------------------------
Income 1                           $0.207365     $0.181178     $0.174845     $0.196447
-----------------------------------------------------------------------------------------
Capital gains 1                        --            --            --             --
-----------------------------------------------------------------------------------------
Total                              $0.207365     $0.181178     $0.174845     $0.196447
-----------------------------------------------------------------------------------------
Share value:                      NAV     POP        NAV           NAV        NAV    POP
-----------------------------------------------------------------------------------------
3/31/03                         $8.60   $9.03      $8.60         $8.61      $8.60  $8.89
-----------------------------------------------------------------------------------------
9/30/03                          8.70    9.13       8.70          8.70       8.70   8.99
-----------------------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------------------
Current dividend rate 2          4.64%   4.42%      4.04%         3.90%      4.39%  4.25%
-----------------------------------------------------------------------------------------
Taxable equivalent 3             7.14    6.80       6.22          6.00       6.75   6.54
-----------------------------------------------------------------------------------------
Current 30-day
SEC yield 4                      4.00    3.81       3.40          3.26       3.75   3.63
-----------------------------------------------------------------------------------------
Taxable equivalent 3             6.15    5.86       5.23          5.02       5.77   5.58
-----------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
September 30, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
PSFG                  Permanent School Fund Guaranteed
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (97.4%) (a)
Principal amount                                       Rating (RAT)       Value

Alabama (1.3%)
-------------------------------------------------------------------------------
    $4,640,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds, 5.7s, 5/1/19                BB+           $4,118,000
     7,500,000 Jefferson Cnty., Swr. Rev. Bonds,
               FGIC, 5 3/4s, 2/1/38                    Aaa            8,765,625
                                                                 --------------
                                                                     12,883,625

Arizona (1.9%)
-------------------------------------------------------------------------------
       710,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds  (St. Luke's Hlth.
               Syst.), 7 1/4s, 11/1/14                 Aaa              727,565
     4,600,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29          B-/P           4,858,750
               Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Sierra Vista Cmnty.
               Hosp.)
     4,580,000 Ser. A, 6 3/4s, 12/1/26                 BB+/P          4,654,425
     2,920,000 6.45s, 12/1/17                          BB+/P          3,011,250
     2,500,000 Navajo Cnty., Indl. Dev. Rev. Bonds
               (Stone Container Corp.), 7.2s, 6/1/27   B/P            2,534,375
     4,000,000 Pinal Cnty., Indl. Dev. Auth.
               Rev. Bonds (Casa Grande  Regl. Med.
               Ctr.), Ser. A, 8 1/8s, 12/1/22          Aaa            4,165,800
                                                                 --------------
                                                                     19,952,165

Arkansas (1.0%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds  (WA Regl. Med. Ctr.),
               7 3/8s, 2/1/29                          Baa3           4,236,375
     5,415,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7 5/8s, 2/1/27              BB/P           5,909,119
                                                                 --------------
                                                                     10,145,494

California (13.8%)
-------------------------------------------------------------------------------
       425,000 ABAG Fin. Auth. for Nonprofit Corps.
               Rev. Bonds (San Diego Hosp. Assn.),
               Ser. C, 5 3/8s, 3/1/21                  Baa1             420,219
     5,000,000 Anaheim, Pub. Fin. Auth. Lease 144A
               Rev. Bonds (Pub. Impts.), Ser. A,
               FSA, 6s, 9/1/24                         Aaa            5,893,750
               CA Rev. Bonds
     2,500,000 (Adventist Hlth. Syst.), Ser. A, 5s,
               3/1/33                                  A              2,368,750
     2,500,000 (Stanford Hosp. & Clinics), Ser. A,
               5s, 11/15/23                            A3             2,493,750
    10,000,000 CA State G.O. Bonds, FGIC, 5 1/2s,
               3/1/11                                  Aaa           11,475,000
     2,000,000 CA State Dept. of Wtr. Resources
               Pwr. Supply Rev. Bonds, Ser. A,
               5 1/8s, 5/1/18                          A3             2,087,500
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
    25,000,000 AMBAC, 5 1/2s, 5/1/13                   Aaa           28,468,750
     7,000,000 5 1/2s, 5/1/11                          A3             7,875,000
     4,240,000 CA State Pub. Wks. Board Lease
               Rev. Bonds (Dept. of
               Corrections-State Prisons), Ser. A,
               AMBAC,  5s, 12/1/19                     Aaa            4,547,400
               Corona, COP
     4,500,000 (Vista Hosp. Syst.), Ser. B,
               9 1/2s, 7/1/20 (In default) (NON)       D/P            1,800,000
     5,800,000 (Hosp. Syst., Inc.), Ser. C,
               8 3/8s, 7/1/11 (In default) (NON)       D/P            2,320,000
     2,960,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                      B/P            2,423,500
     5,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                  Baa1           4,937,500
     1,400,000 LA Tax Alloc. Rev. Bonds (No. 5 &
               6), MBIA, 5 1/4s, 2/1/19                Aaa            1,561,000
     1,215,000 Lancaster, Fin. Auth. Tax Alloc.
               Rev. Bonds (No. 5 & 6),  MBIA, 5s,
               2/1/16                                  Aaa            1,338,019
     1,250,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (No. 02-1 Ladera
               Ranch), Ser. A, 5.55s, 8/15/33          BB/P           1,221,875
     5,600,000 Orange Cnty., Local Trans. Auth.
               Sales Tax IFB, 11.152s, 2/14/11         AA+            7,665,000
     4,000,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, AMBAC, 6.2s,
               2/14/11                                 Aaa            4,755,000
     1,460,000 Pittsburg, Redev. Agcy. Tax Alloc.
               Rev. Bonds (Los Medanos Cmnty.
               Dev.), Ser. A, MBIA, 5s, 8/1/13         Aaa            1,620,600
    10,000,000 San Joaquin Hills, Trans. Corridor
               Agcy. Toll Rd. Rev. Bonds, 7.55s,
               1/1/10                                  Aaa           12,437,500
     3,600,000 San Luis Obispo, COP (Vista Hosp.
               Syst., Inc.), 8 3/8s, 7/1/29 (In
               default) (NON)                          D/P            1,440,000
     2,220,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                  BB-/P          2,228,325
     5,065,000 Tulare Cnty., COP, MBIA, 5s, 8/15/14    Aaa            5,647,475
     6,560,000 U. of CA, Rev. Bonds (Multi-Purpose
               Projects), Ser. Q, FSA, 5s, 9/1/11      Aaa            7,404,600
    11,840,000 Vallejo, COP (Marine World
               Foundation), 7s, 2/1/17                 BBB-/P        12,432,000
     6,000,000 Valley Hlth. Syst. Hosp. Rev. Bonds
               (Refunding & Impt.), Ser. A, 6 1/2s,
               5/15/25                                 B+             3,937,500
                                                                 --------------
                                                                    140,800,013

Colorado (2.4%)
-------------------------------------------------------------------------------
     6,000,000 Arapahoe Cnty., Cap. Impt. Trust
               Fund Hwy. Rev. Bonds, Ser. E-470,
               7s, 8/31/26                             Aaa            6,855,000
     6,830,986 CO State Edl. Fac. Auth. Rev. Bonds
               (Ocean Journey, Inc.), 8 3/8s,
               12/1/26 (In default) (NON)              D/P              239,085
               Denver, City & Cnty. Arpt.
               Rev. Bonds
     5,000,000 Ser. D, AMBAC, 7 3/4s, 11/15/13         AAA            6,212,500
     3,310,000 Ser. A, 7 1/2s, 11/15/23                A2             3,525,150
     3,500,000 Denver, Hlth. & Hosp. Auth. Hlth.
               Care VRDN, Ser. A, 1.25s, 12/1/32       VMIG1          3,500,000
     3,000,000 Larimer Cnty., G.O. Bonds (Poudre
               Impt. -- School Dist. No. 1), 7s,
               12/15/16                                Aa3            3,911,250
                                                                 --------------
                                                                     24,242,985

Connecticut (1.3%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds
     1,390,335 (East Hills Woods), Ser. A, 7 3/4s,
               11/1/17                                 CCC/P          1,152,240
     1,000,000 (Elm Park Baptist), 5s, 12/1/13         BBB+           1,028,750
       147,496 (East Hills Woods), Ser. B, zero %,
               3/1/21                                  CCC/P             10,693
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                           A3             6,307,500
     4,000,000 CT State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Edgehill), Ser. A,
               6 7/8s, 7/1/27                          AAA/P          4,292,880
                                                                 --------------
                                                                     12,792,063

District of Columbia (5.0%)
-------------------------------------------------------------------------------
     3,840,000 DC COP, AMBAC, 5 1/4s, 1/1/13           AAA            4,272,000
    31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                  AAA           36,591,875
               DC Rev. Bonds (American Geophysical
               Union)
     4,200,000 5 7/8s, 9/1/23                          BBB            4,236,750
     3,350,000 5 3/4s, 9/1/13                          BBB            3,379,313
     3,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33             Baa2           2,613,750
                                                                 --------------
                                                                     51,093,688

Florida (5.7%)
-------------------------------------------------------------------------------
     2,500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                            B/P            2,950,000
     1,650,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19                 A3             1,604,625
     1,240,000 Heritage Harbor, South Cmnty. Dev.
               Dist. Special Assmt. Rev. Bonds
               (Cap. Impt.), Ser. B, 5.4s, 11/1/08     BB-/P          1,250,850
    22,900,000 Hernando Cnty., Indl. Dev.
               Rev. Bonds (FL Crushed Stone Co.),
               8 1/2s, 12/1/14                         A-/P          23,502,270
     3,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                    A              3,172,500
     1,050,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village Project), Ser. A, 5 1/2s,
               11/15/29                                BBB-             980,438
     1,750,000 Leesburg, Hosp. Rev. Bonds (Regl.
               Med. Ctr.), Ser. A, 5s, 7/1/17          A2             1,780,625
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                  BB             1,900,000
     4,750,000 Orange Cnty., Hlth. Fac. Auth. IFB,
               9.999s, 10/1/14 (acquired 4/19/95,
               cost $6,129,272) (RES)                  AAA/P          7,570,313
     1,300,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                  A2             1,335,750
     6,280,000 Orange Cnty., School Board COP,
               Ser. A, MBIA, 5 3/8s, 8/1/22            Aaa            6,680,350
               Sanford, Arpt. Auth. Indl. Dev.
               Rev. Bonds (Federal Express Corp.),
               Ser. A
     2,000,000 7 1/2s, 5/1/10                          B/P            1,930,000
       250,000 7.3s, 5/1/04                            B/P              250,047
     2,500,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30      B/P            2,534,375
     1,000,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. B,
               5 1/4s, 5/1/08                          BB-/P            998,750
                                                                 --------------
                                                                     58,440,893

Georgia (1.4%)
-------------------------------------------------------------------------------
     2,900,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA, 1.2s, 11/1/41                      VMIG1          2,900,000
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                     A2             4,255,000
               Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.)
     3,000,000 7 1/2s, 1/1/26                          BB+/P          3,037,500
     4,005,000 7.4s, 1/1/16                            BB+/P          4,065,075
                                                                 --------------
                                                                     14,257,575

Idaho (0.5%)
-------------------------------------------------------------------------------
     5,500,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.14s, 7/1/30        VMIG1            5,500,000

Illinois (2.6%)
-------------------------------------------------------------------------------
     3,745,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                    Caa2           2,209,550
     4,385,000 Chicago, Waste Wtr. Rev. Bonds,
               MBIA, 5 1/2s, 1/1/19                    Aaa            5,048,231
     1,735,000 IL Dev. Fin. Auth. Rev. Bonds (Mercy
               Hsg. Corp.), 7s, 8/1/24                 Baa1           1,855,739
               IL Hlth. Fac. Auth. Rev. Bonds
       605,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s, 8/1/12 (In default) (NON)       D/P              592,144
     2,610,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20                  AAA/P          2,965,613
     1,625,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (In default)
               (NON)                                   D/P              694,688
     4,900,000 (Hindsdale Hosp.), Ser. A, 6.95s,
               11/15/13                                Baa1           5,513,921
     4,000,000 IL State G.O. Bonds, FGIC, 6s,
               11/1/26                                 Aaa            4,770,000
     3,000,000 Regl. Trans. Auth. Rev. Bonds,
               Ser. B, MBIA, 5 3/4s, 6/1/33            Aaa            3,453,750
                                                                 --------------
                                                                     27,103,636

Indiana (1.3%)
-------------------------------------------------------------------------------
    10,000,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                   Baa2          10,552,800
     3,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                    Baa2           3,101,250
                                                                 --------------
                                                                     13,654,050

Iowa (0.9%)
-------------------------------------------------------------------------------
     6,430,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                          BBB-/P         7,667,775
     2,000,000 Tobacco Settlement Auth. of IA
               Rev. Bonds,  Ser. B, 5.6s, 6/1/35       Baa2           1,532,500
                                                                 --------------
                                                                      9,200,275

Kentucky (0.3%)
-------------------------------------------------------------------------------
     3,000,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28          BBB/P          3,150,000

Louisiana (2.8%)
-------------------------------------------------------------------------------
     6,500,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                     B-/P           6,053,125
               LA Pub. Fac. Auth. Hosp. Rev. Bonds
     5,000,000 (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30               CCC/P          4,106,250
     5,000,000 (Franciscan Missionaries), FSA,
               5 3/4s, 7/1/18                          Aaa            5,893,750
     2,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                          BB-            2,045,000
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30        Baa3           3,108,750
       900,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25            A                884,250
     6,000,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Entergy Gulf States),
               Ser. B, 6.6s, 9/1/28                    Ba1            6,105,000
                                                                 --------------
                                                                     28,196,125

Maine (0.5%)
-------------------------------------------------------------------------------
     5,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds  (Boise Cascade Corp.),
               6 7/8s, 10/1/26                         Ba2            5,075,000

Massachusetts (3.8%)
-------------------------------------------------------------------------------
     1,825,000 Atlas Boston Tax Exempt Rev. Bonds,
               Ser. 1, 6.65s, 1/1/35 (In default)
               (NON)                                   BB+/P          1,204,500
     3,270,000 MA G.O. Bonds, Ser. C, MBIA, 5 1/4s,
               8/1/18                                  Aaa            3,686,925
     1,975,000 MA Dev. Fin. Agcy. Rev. Bonds
               (Semass Syst.), Ser. A, MBIA,
               5 5/8s, 1/1/12                          Aaa            2,239,156
               MA State Dev. Fin. Agcy. Rev. Bonds
     3,425,000 (Lasell College), 6 3/4s, 7/1/31        BB+/P          3,403,594
     3,865,000 (Alden Place), 6 3/4s, 7/1/30           B/P            3,613,775
     2,000,000 (Lasell Village Project), Ser. A,
               6 3/8s, 12/1/25                         BB/P           1,950,000
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,500,000 (Civic Investments), Ser. A, 9s,
               12/15/15                                B+/P           2,850,000
     2,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                                 BBB-           2,000,000
     3,900,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                  Baa2           4,065,750
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                         BBB+           2,268,750
     2,700,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                      A-             2,804,625
     6,565,000 MA State Residual Certificate G.O.
               Bonds, Ser. 314, 10.23s, 8/1/11
               (acquired 4/19/00, cost $7,166,354)
               (RES)                                   Aaa            8,780,688
                                                                 --------------
                                                                     38,867,763

Michigan (2.2%)
-------------------------------------------------------------------------------
       305,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), 8 3/8s, 1/15/19                  AAA              414,038
     5,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, 5 3/4s, 6/1/16              Baa2           5,225,000
     1,000,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.),  6s, 7/1/20         Baa3             927,500
     4,200,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34                BBB-           4,037,250
     2,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                  A2             2,565,625
    10,000,000 MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds (Genesee Pwr.
               Station), 7 1/2s, 1/1/21                BB+/P          9,462,500
                                                                 --------------
                                                                     22,631,913

Minnesota (0.7%)
-------------------------------------------------------------------------------
     3,700,000 Minneapolis & St. Paul, Metro. Arpt.
               Comm. Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.), Ser. A,
               7s, 4/1/25                              B+/P           3,158,875
     4,275,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                         Ba2            4,248,281
                                                                 --------------
                                                                      7,407,156

Mississippi (2.0%)
-------------------------------------------------------------------------------
     6,800,000 Jackson Cnty., VRDN, 1.2s, 12/1/16      VMIG1          6,800,000
     8,000,000 Mississippi Bus. Fin. Corp.
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                   BBB-           8,010,000
     5,000,000 MS State G.O. Bonds, Ser. A, FSA,
               5 1/4s, 11/1/20                         Aaa            5,612,500
                                                                 --------------
                                                                     20,422,500

Missouri (2.2%)
-------------------------------------------------------------------------------
     3,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                  A              3,048,750
               MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds  (BJC Hlth. Syst.)
     6,775,000 Ser. A, 6 1/2s, 5/15/20                 Aa2            7,118,425
     2,500,000 5 1/4s, 5/15/32                         Aa2            2,571,875
     4,400,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (Southwest Baptist U.), 1.25s,
               10/1/33                                 A-1+           4,400,000
     5,000,000 St. Louis, Muni. Fin. Corp.
               Rev. Bonds (Convention Ctr.
               Project), AMBAC, 5 1/4s, 7/15/13        Aaa            5,700,000
                                                                 --------------
                                                                     22,839,050

Montana (0.7%)
-------------------------------------------------------------------------------
     3,325,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                                 Aaa            3,657,500
     3,180,000 Forsyth, VRDN (Pacific Corp.
               Project), 1.23s, 1/1/18                 VMIG1          3,180,000
                                                                 --------------
                                                                      6,837,500

Nevada (0.2%)
-------------------------------------------------------------------------------
     2,255,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4s, 3/1/08     BB-/P          2,235,269

New Hampshire (2.4%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
     4,000,000 (1st. Mtge.-Rivermead Peterborough),
               8 1/2s, 7/1/24                          AAA            4,299,680
     1,190,000 (Havenwood-Heritage Heights), 7.1s,
               1/1/06                                  BB/P           1,225,700
     5,600,000 (Lakes Region Hosp. Assn.), 6 1/4s,
               1/1/18                                  BB/P           5,558,000
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                  BB/P           2,666,250
     4,000,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                   BB/P           3,500,000
     7,000,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds (Pub. Svc. Co.),
               Ser. D, 6s, 5/1/21                      A3             7,210,000
                                                                 --------------
                                                                     24,459,630

New Jersey (4.2%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     5,000,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                                 Ba3            5,018,750
     2,715,000 (1st Mtge.-Cranes Hill), Ser. A, 7s,
               2/1/10                                  BB-/P          2,826,994
     3,800,000 NJ Econ. Dev. Auth. VRDN (Foreign
               Trade  Zone Project), 1.20s, 12/1/07    A-1+           3,800,000
     3,840,000 NJ Econ. Dev. Auth. Assisted Living
               Rev. Bonds (Meridian Assisted
               Living), 6 3/4s, 8/1/30                 B/P            3,062,400
     2,000,000 NJ Econ. Dev. Auth. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 6 1/4s, 9/15/29                  B              1,630,000
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     3,000,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                          Baa3           3,300,000
     6,000,000 (Gen. Hosp. Ctr.-Passaic Inc.), FSA,
               6 3/4s, 7/1/19                          Aaa            7,710,000
     2,000,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33    Baa2           1,957,500
     1,500,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                          A-             1,515,000
     9,000,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. C, MBIA, 6 1/2s, 1/1/16            Aaa           11,081,250
     1,535,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 7s, 6/1/41                  Baa2           1,412,200
                                                                 --------------
                                                                     43,314,094

New York (12.7%)
-------------------------------------------------------------------------------
     2,000,000 Albany, Indl. Dev. Agcy.
               Rev. Bonds (Charitable Leadership),
               Ser. A, 5 3/4s, 7/1/26                  Baa3           2,067,500
    10,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, Ser. 66, MBIA, 9.11s,
               4/1/10 (acquired 11/3/98, cost
               $11,298,800) (RES)                      AAA           12,675,000
     3,500,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, 9.441s,  12/1/24
               (acquired 5/19/98, cost $3,804,500)
               (RES)                                   BBB+/P         3,941,875
     9,580,000 Metropolitan Trans. Auth.
               Rev. Bonds, FGIC, 5 1/2s, 7/1/15        Aaa           11,160,700
               NY City, G.O. Bonds
     3,000,000 Ser. B, 5 3/4s, 8/1/16                  A2             3,311,250
     4,130,000 Ser. A, 5 3/4s, 8/1/14                  A2             4,615,275
    15,000,000 Ser. C, 5 1/2s, 8/1/12                  A2            16,668,750
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds  (Court Fac.), 6s,
               5/15/39                                 A              3,024,000
     5,000,000 NY City, Transitional Fin. Auth.
               Rev. Bonds (Future Tax), Ser. C,
               FGIC, 5 1/4s, 8/1/14                    Aaa            5,581,250
               NY State Dorm. Auth. Rev. Bonds
     7,000,000 (Rites-PA), Ser. 434, FSA, 9.178s,
               5/15/15 (acquired 10/6/98, cost
               $8,278,340) (RES)                       AAA/P          8,960,000
    10,785,000 (Personal Income Tax), FGIC, 5 1/2s,
               3/15/12                                 Aaa           12,402,750
     2,695,000 MBIA, 5s, 12/15/12                      Aaa            3,025,138
     4,350,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11       Aaa            4,872,000
     5,000,000 NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
               (Lilco), Ser. B, 5.15s, 3/1/16          A-             5,125,200
     5,000,000 NY State Env. Fac. Corp. Poll.
               Control FRB (PA 198),  MBIA,
               10.629s, 6/15/10 (acquired
               10/22/97, cost $6,012,500) (RES)        AAA            6,900,000
    11,125,000 NY State Med. Care Fac. Fin. Agcy.
               Rev. Bonds (NY Hosp.), Ser. A,
               AMBAC, 6 1/2s, 8/15/29                  Aaa           12,181,875
     1,500,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29                 BB-/P          1,338,750
     5,500,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                             BB-/P          5,809,375
     2,325,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN
               (Target  Rock Corp.), 1.05s, 2/1/07     VMIG1          2,325,000
     3,480,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/18      Aaa            4,084,650
                                                                 --------------
                                                                    130,070,338

North Carolina (1.7%)
-------------------------------------------------------------------------------
     5,000,000 NC Eastern Muni. Pwr. Agcy. Syst.
               IFB, MBIA, 10.659s, 1/1/22 (acquired
               5/4/00, cost $5,066,900) (RES)          AAA            7,031,250
     3,000,000 NC Eastern Muni. Pwr. Agcy. Syst.
               IFB, FGIC, 10.7s, 1/1/25 (acquired
               3/3/93, cost $3,112,315) (RES)          Aaa            4,083,750
     5,250,000 NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds, AMBAC, 6s, 1/1/18           Aaa            6,345,938
                                                                 --------------
                                                                     17,460,938

Ohio (1.9%)
-------------------------------------------------------------------------------
     6,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/15                              A1             6,705,000
     2,235,000 Marion Cnty., Hlth. Care Fac.
               Rev. Bonds (United Church Homes),
               6 3/8s, 11/15/10                        BBB-           2,282,516
     5,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College Project),  4.7s,
               7/1/37                                  A2             5,193,750
               OH State Higher Edl. Fac. Rev. Bonds
               (Case Western Reserve U.)
     3,000,000 5 1/2s, 10/1/22                         Aa2            3,251,250
     2,000,000 5 1/2s, 10/1/21                         Aa2            2,180,000
                                                                 --------------
                                                                     19,612,516

Oklahoma (0.5%)
-------------------------------------------------------------------------------
     6,000,000 OK Dev. Fin. Auth. Rev. Bonds (Doane
               Products Co.),  6 1/4s, 7/15/23         B-/P           4,770,000

Oregon (0.7%)
-------------------------------------------------------------------------------
     7,300,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza
               Project), 6 1/2s, 12/1/29               BB-/P          6,971,500

Pennsylvania (5.9%)
-------------------------------------------------------------------------------
     5,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds (Env. Imports), 4 3/4s,
               12/1/32                                 Baa1           5,162,500
               Allentown, Hosp. Auth. Rev. Bonds
               (Sacred  Heart Hosp.), Ser. A
     1,000,000 6 3/4s, 11/15/14                        Baa3             988,750
     1,200,000 6 1/2s, 11/15/08                        Baa3           1,212,000
     1,835,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10                BBB-           1,968,038
     1,725,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 1/4s, 7/1/24                   BB-/P          1,737,938
     7,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s, 1/15/25    CCC/P          3,750,000
     3,155,000 Dauphin Cnty., Hosp. Rev. Bonds
               (Northwestern  Med. Ctr.), 8 5/8s,
               10/15/13                                AAA            3,580,925
       650,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Good Samaritan Hosp.
               Project), 6s, 11/15/35                  Baa1             658,938
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     3,000,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                         Baa2           2,913,750
     1,000,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                  A2               986,250
     3,000,000 Lehigh Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (PA Pwr. & Lt.
               Co.), Ser. B, MBIA, 6.4s, 9/1/29        Aaa            3,200,520
     2,000,000 PA Econ. Dev. Fin. Auth. Resource
               Recvy. Rev. Bonds (Colver Project),
               Ser. D, 7.15s, 12/1/18                  BBB-           2,070,000
               PA State Econ. Dev. Fin. Auth. Res.
               Recvy. Rev. Bonds
     4,250,000 (Northhampton), Ser. B, 6 3/4s,
               1/1/07                                  BBB-           4,398,750
     3,000,000 (Northampton Generating), Ser. A,
               6 1/2s, 1/1/13                          BBB-           3,045,000
     4,000,000 PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds (Colver),
               Ser. E, 8.05s, 12/1/15                  BBB-/P         4,170,000
       945,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Medicine), 5s, 12/1/06      A              1,037,137
     6,000,000 Philadelphia, Gas Wks. FRB, FSA,
               0.933s, 8/1/21                          Aaa            6,000,000
     6,000,000 Philadelphia, Gas Wks. IFB, FSA,
               9.306s, 8/1/21 (acquired 1/24/94,
               cost $5,621,520) (RES)                  Aaa            6,165,000
     5,740,000 Philadelphia, Gas Wks. Rev. Bonds,
               Ser. 16, FSA, 5 1/2s, 7/1/13            Aaa            6,486,200
     5,529,317 Philadelphia, Indl. Dev. Auth.
               Special Fac. Rev. Bonds (U.S.
               Airways, Inc.), 8 1/8s, 5/1/30 (In
               default) (NON)                          D/P               55,293
     1,800,000 Washington Cnty., Indl. Dev. Auth.
               1st Mtge. Rev. Bonds (AHF/Central
               States Inc.), 5 1/8s, 11/1/19  (In
               default) (NON)                          D/P            1,170,000
                                                                 --------------
                                                                     60,756,989

Puerto Rico (1.6%)
-------------------------------------------------------------------------------
     8,500,000 Cmnwlth. of PR, G.O. Bonds, 10.109s,
               1/1/18 (acquired 6/12/95, cost
               $8,912,590) (RES)                       AAA/P         10,125,625
     1,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. E, FSA, 5 1/2s,
               7/1/22                                  Aaa            1,728,750
     4,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. T, 6 3/8s, 7/1/24                  AAA            4,241,520
                                                                 --------------
                                                                     16,095,895

South Carolina (3.5%)
-------------------------------------------------------------------------------
     8,500,000 Charleston Cnty., Indl. Dev.
               Rev. Bonds (Hoover Group, Inc.),
               8 1/2s, 11/1/02 (In default) (DEF)
               (NON)                                   D/P            6,545,000
     1,450,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds (Stone Container Corp.),
               7 3/8s, 2/1/07                          B/P            1,475,216
     1,350,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                                 A2             1,383,750
               Piedmont, Muni. Elec. Pwr. Agcy.
               Rev. Bonds, Ser. A, FGIC
     5,490,000 6 1/2s, 1/1/16                          Aaa            6,793,875
       630,000 6 1/2s, 1/1/16                          Aaa              784,350
     3,000,000 Richland Cnty. Rev. Bonds (Intl.
               Paper Co. Project), Ser. A, 4 1/4s,
               10/1/07                                 Baa2           3,142,500
     1,750,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32                 BBB+           1,824,375
               SC Jobs Econ. Dev. Auth. Rev. Bonds
     5,000,000 (St. Francis Hosp.-Franciscan
               Sisters), 7s, 7/1/15                    BBB+/P         5,221,850
     3,000,000 (Palmetto Hlth.), Ser. C, 6 3/8s,
               8/1/34                                  Baa2           3,037,500
     6,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28     Baa2           5,190,000
                                                                 --------------
                                                                     35,398,416

Tennessee (0.6%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33              Baa2           3,348,750
     3,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/25                                  Baa2           3,251,250
                                                                 --------------
                                                                      6,600,000

Texas (3.8%)
-------------------------------------------------------------------------------
     2,500,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33       BB+/P          2,475,000
     5,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                                 A3             5,112,500
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.)
     6,000,000 7 1/4s, 11/1/30                         Caa2           3,510,000
     1,300,000 6 3/8s, 5/1/35                          Caa2             728,000
     3,600,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29             BB+            3,456,000
     5,000,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                  B-             4,187,500
     3,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21                 Baa2           3,644,375
     4,000,000 Tarrant Cnty., Hlth. Fac. Dev. (TX
               Hlth. Res. Sys.),  Ser. A, MBIA,
               5 3/4s, 2/15/12                         Aaa            4,615,000
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     2,500,000 6 1/8s, 7/1/23                          Baa2           2,518,750
     1,650,000 6s, 7/1/25                              Baa2           1,658,250
     3,500,000 TX State IFB, Ser. B, 10.95s,
               9/30/11                                 Aa1            4,865,000
     2,315,000 Ysleta, Indpt. School Dist. G.O.
               Bonds, PSFG,  5s, 8/15/07               AAA            2,578,331
                                                                 --------------
                                                                     39,348,706

Utah (0.2%)
-------------------------------------------------------------------------------
     1,950,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project),  5.05s,
               11/1/17                                 Baa1           2,084,056

Virginia (0.7%)
-------------------------------------------------------------------------------
     3,000,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                  BB+/P          3,022,500
     5,000,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6.1s, 4/1/26                            BB-/P          4,481,250
                                                                 --------------
                                                                      7,503,750

Washington (0.9%)
-------------------------------------------------------------------------------
     2,700,000 Port of Seattle, Special Fac.
               Rev. Bonds (Northwest Airlines,
               Inc.), 7 1/4s, 4/1/30                   B+/P           2,274,750
     5,000,000 WA State Pub. Pwr. Supply Syst.
               Rev. Bonds (Nuclear No. 3), Ser. B,
               MBIA, 7 1/8s, 7/1/16                    Aaa            6,543,750
                                                                 --------------
                                                                      8,818,500

West Virginia (0.4%)
-------------------------------------------------------------------------------
     3,600,000 WV State G.O. Bonds, Ser. D, FGIC,
               6 1/2s, 11/1/26                         Aaa            4,293,000

Wisconsin (1.0%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                              Baa2             950,000
     7,750,000 6 3/8s, 6/1/32                          Baa2           6,645,625
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan
               Svcs.), 5 1/8s, 8/15/33                 A2             2,409,375
                                                                 --------------
                                                                     10,005,000

Wyoming (0.2%)
-------------------------------------------------------------------------------
     2,000,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds (Idaho Power Co.
               Project), Ser. A, 6.05s, 7/15/26        A3             2,070,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $987,443,890)                                 $997,362,066

Preferred stocks (0.6%) (a) (cost $6,000,000)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A  6.875% cum. pfd.                            $6,540,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $993,443,890)                               $1,003,902,066
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,023,592,117.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $76,233,501 or 7.4% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds and Floating Rate Bonds
      (FRB) are the current interest rates shown at September 30, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2003.

      The fund had the following industry group concentrations greater than 10% at September 30, 2003

      (as a percentage of net assets):

        Health care            21.8%
        Utilities              16.9

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$993,443,890) (Note 1)                                         $1,003,902,066
-------------------------------------------------------------------------------
Cash                                                                   22,393
-------------------------------------------------------------------------------
Interest and other receivables                                     16,627,775
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                581,165
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,380,384
-------------------------------------------------------------------------------
Total assets                                                    1,032,513,783

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,789,698
-------------------------------------------------------------------------------
Payable for securities purchased                                    2,541,177
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,331,755
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,296,443
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            137,161
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                101,597
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,479
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                657,672
-------------------------------------------------------------------------------
Other accrued expenses                                                 64,684
-------------------------------------------------------------------------------
Total liabilities                                                   8,921,666
-------------------------------------------------------------------------------
Net assets                                                     $1,023,592,117

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,060,800,456
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          420,104
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (48,086,619)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         10,458,176
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,023,592,117

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($808,005,447 divided by 92,866,579 shares)                             $8.70
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.70)*                  $9.13
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($185,433,354 divided by 21,323,816 shares)**                           $8.70
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($17,554,335 divided by 2,016,604 shares)**                             $8.70
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,598,981 divided by 1,448,332 shares)                               $8.70
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.70)***                $8.99
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended September 30, 2003 (Unaudited)

Interest income:                                                  $29,831,589
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,631,516
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        460,642
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             20,353
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,602
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,028,434
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 848,992
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  93,559
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  32,044
-------------------------------------------------------------------------------
Other                                                                 166,802
-------------------------------------------------------------------------------
Total expenses                                                      5,291,944
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (28,803)
-------------------------------------------------------------------------------
Net expenses                                                        5,263,141
-------------------------------------------------------------------------------
Net investment income                                              24,568,448
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                  (10,417,892)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,342,134
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       19,676,450
-------------------------------------------------------------------------------
Net gain on investments                                            11,600,692
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $36,169,140
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                September 30         March 31
Decrease in net assets                                 2003*             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $24,568,448      $55,840,372
-------------------------------------------------------------------------------
Net realized gain (loss) on investments           (8,075,758)       3,773,774
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    19,676,450       (5,251,798)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        36,169,140       54,362,348
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax-exempt income
  Class A                                        (19,712,842)     (44,186,325)
-------------------------------------------------------------------------------
  Class B                                         (4,186,891)     (10,967,094)
-------------------------------------------------------------------------------
  Class C                                           (375,798)        (798,272)
-------------------------------------------------------------------------------
  Class M                                           (290,682)        (658,510)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (55,023,361)     (57,417,063)
-------------------------------------------------------------------------------
Total decrease in net assets                     (43,420,434)     (59,664,916)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,067,012,551    1,126,677,467
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $420,104 and $417,869,
respectively)                                 $1,023,592,117   $1,067,012,551
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------
                                        Six months
                                          ended
                                         Sept. 30
Per-share                               (Unaudited)                 Year ended March 31
operating performance                2003         2003         2002         2001         2000        1999
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $8.60        $8.62        $8.85        $8.61        $9.25        $9.28
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                 .21          .45          .49          .48          .49          .49 (c)
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .10         (.01)        (.24)         .24         (.64)        (.02)
--------------------------------------------------------------------------------------------------------------
Total from
investment activities                 .31          .44          .25          .72         (.15)         .47
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                    (.21)        (.46)        (.48)        (.48)        (.49)        (.50)
--------------------------------------------------------------------------------------------------------------
Total distributions                  (.21)        (.46)        (.48)        (.48)        (.49)        (.50)
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.70        $8.60        $8.62        $8.85        $8.61        $9.25
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               3.61*        5.15         2.83         8.67        (1.53)        5.14
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $808,005     $823,708     $841,445     $752,169     $715,475     $830,074
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .44*         .94          .95          .95          .94          .98
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            2.40*        5.18         5.51         5.57         5.62         5.29
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              13.68*       32.03        16.46        12.76        14.32        20.47
--------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                   Sept. 30
Per-share                         (Unaudited)                        Year ended March 31
operating performance                2003         2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $8.60        $8.62        $8.84        $8.61        $9.24        $9.28
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                 .18          .40          .43          .43          .44          .44 (c)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .10         (.02)        (.23)         .23         (.63)        (.04)
----------------------------------------------------------------------------------------------------------------
Total from
investment activities                 .28          .38          .20          .66         (.19)         .40
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                    (.18)        (.40)        (.42)        (.43)        (.44)        (.44)
----------------------------------------------------------------------------------------------------------------
Total distributions                  (.18)        (.40)        (.42)        (.43)        (.44)        (.44)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $8.70        $8.60        $8.62        $8.84        $8.61        $9.24
----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               3.30*        4.53         2.33         7.90        (2.02)        4.40
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $185,433     $211,399     $255,540     $372,129     $420,310     $507,067
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)             .74*        1.54         1.55         1.55         1.54         1.58
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            2.10*        4.59         4.90         4.98         5.02         4.70
----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              13.68*       32.03        16.46        12.76        14.32        20.47
----------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended                                                For the period
                                     Sept. 30                                               Feb. 1, 1999+
Per-share                          (Unaudited)               Year ended March 31             to March 31
operating performance                 2003        2003        2002         2001     2000        1999
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $8.61       $8.62       $8.85        $8.61    $9.25       $9.38
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income                  .18         .39         .42          .42      .43         .05 (c)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .09        (.01)       (.24)         .24     (.64)       (.14)
----------------------------------------------------------------------------------------------------------
Total from
investment activities                  .27         .38         .18          .66     (.21)       (.09)
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                     (.18)       (.39)       (.41)       (.42)     (.43)       (.04)
----------------------------------------------------------------------------------------------------------
Total distributions                   (.18)       (.39)       (.41)       (.42)     (.43)       (.04)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $8.70       $8.61       $8.62       $8.85      $8.61      $9.25
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                3.11*       4.49        2.06        7.86      (2.26)      (.99)*
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $17,554     $18,881     $16,865     $12,330     $8,467     $4,327
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .81*       1.69        1.70        1.70       1.69        .28*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             2.03*       4.42        4.77        4.81       4.89        .73*
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               13.68*      32.03       16.46       12.76      14.32      20.47
----------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------------
                                  Six months
                                    ended
                                   Sept. 30
Per-share                        (Unaudited)                    Year ended March 31
operating performance               2003        2003        2002        2001        2000       1999
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.60       $8.62       $8.85       $8.61       $9.25       $9.28
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income                .20         .43         .47         .46         .47         .47 (c)
----------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           .10        (.02)       (.24)        .24        (.64)       (.03)
----------------------------------------------------------------------------------------------------------
Total from
investment activities                .30         .41         .23         .70        (.17)        .44
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                   (.20)       (.43)       (.46)       (.46)       (.47)       (.47)
----------------------------------------------------------------------------------------------------------
Total distributions                 (.20)       (.43)       (.46)       (.46)       (.47)       (.47)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.70       $8.60       $8.62       $8.85       $8.61       $9.25
----------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              3.48*       4.89        2.57        8.40       (1.77)       4.88
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $12,599     $13,025     $12,828     $14,775     $13,286     $16,671
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .56*       1.19        1.20        1.20        1.19        1.23
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.28*       4.93        5.26        5.32        5.37        5.04
----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             13.68*      32.03       16.46       12.76       14.32       20.47
----------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2003, the fund had a capital loss carryover of $33,650,567 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
   $11,290,528   March 31, 2004
     8,493,975   March 31, 2006
     1,799,903   March 31, 2007
    11,300,594   March 31, 2008
       765,567   March 31, 2009

The aggregate identified cost on a tax basis is $993,448,718, resulting in gross unrealized appreciation and depreciation of $58,445,569 and $47,992,221, respectively, or net unrealized appreciation of $10,453,348.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2003, the fund's expenses were reduced by $28,803 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,840 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustees compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustees compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $23,861 and $184 from the sale of class A and class M shares, respectively, and received $137,820 and $1,002 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended September 30, 2003, Putnam Retail Management, acting as underwriter, received $11,353 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $138,691,746 and $192,276,564, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                             Six months ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,612,432       $57,151,205
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,481,789        12,829,901
----------------------------------------------------------------
                                     8,094,221        69,981,106

Shares repurchased                 (10,969,253)      (94,741,315)
----------------------------------------------------------------
Net decrease                        (2,875,032)     $(24,760,209)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,288,011      $150,188,991
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,198,096        27,728,832
----------------------------------------------------------------
                                    20,486,107       177,917,823

Shares repurchased                 (22,329,539)     (193,781,123)
----------------------------------------------------------------
Net decrease                        (1,843,432)     $(15,863,300)
----------------------------------------------------------------

                             Six months ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            632,742        $5,484,149
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       308,494         2,670,575
----------------------------------------------------------------
                                       941,236         8,154,724

Shares repurchased                  (4,202,834)      (36,337,621)
----------------------------------------------------------------
Net decrease                        (3,261,598)     $(28,182,897)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,992,800       $26,057,645
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       779,193         6,752,092
----------------------------------------------------------------
                                     3,771,993        32,809,737

Shares repurchased                  (8,840,829)      (76,684,004)
----------------------------------------------------------------
Net decrease                        (5,068,836)     $(43,874,267)
----------------------------------------------------------------

                             Six months ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            251,853        $2,201,473
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        29,189           252,813
----------------------------------------------------------------
                                       281,042         2,454,286

Shares repurchased                    (458,312)       (3,965,722)
----------------------------------------------------------------
Net decrease                          (177,270)      $(1,511,436)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,133,128        $9,872,686
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        60,696           526,360
----------------------------------------------------------------
                                     1,193,824        10,399,046

Shares repurchased                    (955,508)       (8,320,157)
----------------------------------------------------------------
Net increase                           238,316        $2,078,889
----------------------------------------------------------------

                             Six months ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             26,057          $224,469
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        23,024           199,334
----------------------------------------------------------------
                                        49,081           423,803

Shares repurchased                    (115,069)         (992,622)
----------------------------------------------------------------
Net decrease                           (65,988)        $(568,819)
----------------------------------------------------------------

                                       Year ended March 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            283,424        $2,476,924
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        54,050           468,374
----------------------------------------------------------------
                                       337,474         2,945,298

Shares repurchased                    (311,269)       (2,703,683)
----------------------------------------------------------------
Net increase                            26,205          $241,615
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA040-203398  051/353/560  11/03

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003